Sandler O’Neill + Partners, L.P. Financial Services Conference November 16, 2006 Exhibit 99.2

Disclaimer
This presentation contains forward-looking statements
that involve risks and uncertainties. These forward-looking
statements are based on management’s current
expectations.  Porter Bancorp’s actual results in future
periods may differ materially from those currently
expected due to various factors, including those discussed
in the “Risk Factors” section of the Company’s Form S-1
Registration Statement (Reg. No. 333-133198) and
subsequent periodic reports filed with the Securities and
Exchange Commission.  The forward-looking statements in
this presentation are made as of the date of the
presentation and Porter Bancorp does not assume any
responsibility to update these statements.

IPO Date:
NSDQ Symbol:
Shares Outstanding:
Market Capitalization:
Average Daily Volume:
Insider Ownership:
September 22, 2006
PBIB
7.62 Million
$173 Million
2,972 Shares
69%
Note:
(1) Based on November 10, 2006 closing price of $22.75
(2) For the last 30 calendar days
Company Overview
(1)
(2)

Headquartered in Louisville, KY
13 branches
$1.0 billion in assets
$817 million in loans
$802 million in deposits
Note:
(1) Financial data as of and for the 9 months ended September 30, 2006
Focused on developing the I-65
corridor
Franchise Overview

16
th
largest city in the U.S.
12 counties with over 1.2 million
residents
Economic growth is greater
than the national average
Strong commercial loan demand
Diversified economy
Large employers include UPS, GE,
Humana, YUM! Brands, Ford
Recent opening of Best Buy tech
support center
Notes:
(1) In millions; deposits as of June 30, 2006; excludes $335 million of Ascencia deposits
(2) In millions; deposits as of June 30, 2006; Source: SNL Financial
Louisville and Louisville Area Market
Market Snapshot
Market Characteristics
PBIB Deposits: $223
PBIB Branches: 5
Total Market Deposits: $15,221
PBIB Market Share: 10 of 33 Depositories
Region Nat'l Rank
Med. Household Income: $50,095 81.3%
Proj. HHI Growth '06-'11: 19.8% 96.6%
Proj. Pop. Growth '06-'11: 2.2% 53.4%
(1)
(2)

Several stable community markets
Stable source of deposits and loans
Lower cost of funds
Porter’s
main back-office location
Predominantly service related
businesses
Notes:
(1) In millions; deposits as of June 30, 2006
(2) In millions; deposits as of June 30, 2006; Source: SNL Financial
South Central Kentucky Market
Market Snapshot
Market Characteristics
PBIB Deposits:
(1)
$206
PBIB Branches: 7
Total Market Deposits:
(2)
$763
PBIB Market Share: 1 of 10 Depositories
Region Nat'l Rank
Med. Household Income: $30,708 10.3%
Proj. HHI Growth '06-'11: 14.6% 51.9%
Proj. Pop. Growth '06-'11: 3.6% 63.1%

4
th
largest city in Kentucky
425,000 person labor market
Attractive growth market
Major employers include GM
(Corvette) and RR Donnelley
Future expansion focus
Tri-modal business center
Bowling Green / Glasgow Market
Notes:
(1) In millions; deposits as of June 30, 2006
(2) In millions; deposits as of June 30, 2006; Source: SNL Financial
Market Snapshot
Market Characteristics
PBIB Deposits:
(1)
$50
PBIB Branches: 1
Total Market Deposits:
(2)
$1,931
PBIB Market Share: 10 of 17 Depositories
Region Nat'l Rank
Med. Household Income: $38,068 41.2%
Proj. HHI Growth '06-'11: 17.1% 85.6%
Proj. Pop. Growth '06-'11: 4.2% 66.8%

Note:
(1) J. Chester Porter and Maria L. Bouvette acquired 3 banks in 1985
–
1986; Bill Porter participated in 2 of the 3 bank acquisitions
Successful Track Record
1988
Porter Bancorp
organized: holding co.
with 3 banks (1)
1988 –
1999
Acquired 2 banks
($99M in assets)
1999
Established
Ascencia
Bank
1999 –
2005
Acquired 2 banks
($82M in assets)
Dec.
31, 2005
Consolidated banks into PBI
Bank; acquired minority
interests; converted from S to
C Corp. status
$122
$230
$281
$319
$368
$454
$553
$623
$653
$715
$767
$887
$1,011
$1,000
$111
$101
$94
$88
$85
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 YTD
Total Assets ($M)
Sept.
22, 2006
Completed
IPO
Franchise Evolution

Historical Franchise Growth
Notes:
* 2 acquisitions made in the last 5 years ($76 million in total assets at closing)
Compounded Annual Growth Rates –
12/31/01 through 9/30/06
11.00%
9.40%
7.60%
6.90%
9.40%
8.80%
Assets Deposits Loans
Actual Net of Acquisitions*

Core franchise growth
De novo branches
- Markets with existing
lending presences
Whole bank acquisitions
Growth Driven by:
- Experienced integrators
- Extensive in-state
connections
Core deposits
- Existing customer base
- New customer bases
Non-interest income
Loan portfolio diversification
Future Success Drivers
Areas for Improvement:

Experienced management team
Extensive market knowledge and community relationships
Acquisition and integration capabilities
Highly efficient organizational structure
Scalable operating platform
Diversified funding sources
Future Success Driven by:
Operating Strengths

Name Age Position
Industry
Experience
Porter
Experience
J. Chester Porter 66
Chairman of the Board, General Counsel and Director of
Porter Bancorp and PBI Bank
25 18
Maria L. Bouvette 50 President, CEO and Director of Porter Bancorp and PBI Bank 25 18
David B. Pierce 47 CFO of Porter Bancorp, Chief Strategic Officer of PBI Bank 20 17
Phil Barnhouse 36 CFO of PBI Bank 8 8
Jim Grubbs 51 Sr. VP Commercial Lending 26 2
Fred Catlett 48 President, Northern Region 28 10
Avery Matney 47 President, Southern Region 25 10
Todd Young 39 Chief Operations Officer 22 12
Charles Darst 43 Chief Development Officer 19 10
Eric Satterly 36 Chief Technology Officer 7 7
Average Years Experience 21 11
Experienced Management Team

Note:
(1) As of September 30, 2006
Primary focus on commercial,
commercial real estate and
construction lending
69.4% of total loans at
September 30, 2006
Granular portfolio
Loyal and experienced producers
Team approach to customers
Loan Portfolio Composition (1)
Total Loans: $817M
Construction,
25.2%
Residential,
22.0%
HE, 3.2%
Comm'l, 7.0%
Cons., 3.6%
Comm'l R/E,
37.1%
Other, 0.1%
Ag., 1.7%
Loan Stratification
Highlights

Note:
(1) Includes 30 banks with assets $750M - $2B in IL, IN, KY, MO, OH, TN and WV
Reserves / Total Loans
1.18% 1.18%
1.28%
1.40%
1.54% 1.55%
1.17%
1.26% 1.26%
1.19%
1.12%
1.10%
0.00%
0.50%
1.00%
1.50%
2.00%
2001 2002 2003 2004 2005 YTD 2006
PBIB Peers NPAs / Assets
(1)
NCOs / Average Loans
0.33%
0.27%
0.31%
0.24%
0.23%
0.18%
0.12%
0.07%
0.32%
0.18%
0.23%
0.40%
2001 2002 2003 2004 2005 YTD 2006
PBIB Peers
Consistent Credit Performance
(1)

Notes:
(1) For the three months ended September 30, 2006; based on average daily deposit balances
Deposit Mix (1)
Total Deposits: $802M
Cost of Deposits: (1) 3.58%
Time Deposits,
79.3%
NOW and
MMDA, 9.5%
Savings, 3.0%
Non-Interest
Bearing, 8.2%
Internet banking used to pre-
fund loan growth in new and
current markets
High CD retention rates
Focus on core deposit
development
Deposit Stratification
Highlights

Net Income (1)
Return on Average Assets (1)
$6,750
$10,642
$11,379
$9,012
2003 2004 2005 YTD 2006
0.91%
1.44%
1.21%
1.09%
2003 2004 2005 YTD 2006
Operating and Performance Metrics
Notes:
(1) Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax)
Efficiency Ratio Net Interest Margin
55.0%
47.1%
48.0%
51.0%
2003 2004 2005 YTD 2006
3.71%
4.00%
4.06%
3.84%
2003 2004 2005 YTD 2006

Recent Financial Performance
Notes:
(1) Pro forma for the infusion of equity, shares and a 6% opportunity cost of cash on proceeds related to the IPO;
For a reconciliation, see the Investor Relations page of our website: www.pbibank.com
2006 Quarters 2006 YTD
First Second Third Annualized
Earnings
Actual $3,403 $3,430 $3,809 $14,189
Adjusted for Offering
(1)
3,675 3,702 4,054
15,240
Earnings per Share
Actual 0.54 $         0.54 $         0.59 $         2.22 $
Adjusted for Offering
(1)
0.48 0.49 0.53
Return on Average Equity
Actual 18.8% 18.1% 19.3% 18.7%
Adjusted for Offering
(1)
14.7% 14.5% 15.8%
Return on Average Assets
Actual 1.40% 1.40% 1.53% 1.44%
Adjusted for Offering
(1)
1.45% 1.47% 1.60%
2.00
15.0%
1.51%

Trading Multiples
Notes:
(1) Pro forma for the infusion of equity, shares and a 6% opportunity cost of cash on proceeds related to the IPO;
For a reconciliation, see the Investor Relations page of our website: www.pbibank.com
Current Market Price (11/10/06) $22.75
Trading Multiples (based on 9/30/06 data)
Value Multiple
YTD Annualized EPS
(1)
$2.00 11.4x
Tangible Book Value per Share $12.15 187%
Dividends
Quarterly Dividend $0.20
Dividend Yield 3.52%

19 Seasoned and experienced management team Efficient organization Strong EPS, asset, loan and deposit growth Attractive, diversified growth markets Investment Highlights The “PBIB” Difference